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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003

LKQ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300
Chicago, IL 60602
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (312) 621-1950

N/A
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated October 28, 2003, of LKQ Corporation, announcing its third quarter 2003 earnings.

Item 12.    Results of Operations and Financial Condition.

        On October 28, 2003, LKQ Corporation issued a Press Release announcing its third quarter 2003 earnings. The Press Release is incorporated herein by reference and is included as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2003

LKQ CORPORATION
By:	/s/ MARK T. SPEARS Mark T. Spears Senior Vice President and Chief Financial Officer

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  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE